U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 4, 2008

On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15117	84-1280679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Corporate Drive, Suite 100, Clifton Park, NY	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 348-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 4, 2008, Mr. Pekka Salonoja resigned from the Board of Directors of On2 Technologies, Inc., effective that same day. Mr. Salonoja’s resignation was voluntary, and there were no disagreements between Mr. Salonoja and On2 pertaining to On2’s operations, policies or practices.

Mr. Salonoja was a member of the Board’s Governance and Nominating Committee and Compensation Committee. Following Mr. Salonoja’s resignation, a majority of the Board were independent directors, as determined by the Board under the applicable rules of the American Stock Exchange (now known as the NYSE Alternext US LLC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ON2 TECHNOLOGIES, INC.

Date: November 7, 2008	By:	/s/ Timothy Reusing
	Name:	Timothy Reusing
	Title:	Executive Vice President and General Counsel